UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 8, 2022

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2022, the Board of Directors of Loews Corporation (the “Company”) approved certain amendments to, and the amendment and restatement of, the Company’s by-laws. Attached hereto as Exhibit 3.02 is a copy of the Company’s by-laws as amended and restated as of November 8, 2022.

The amendments update the Company’s by-laws in light of recent changes to the Delaware General Corporation Law (the “DGCL”) and rules of the Securities and Exchange Commission (the “SEC”). A description of each provision adopted or changed by amendment is set forth below.

•Notice of Meetings of Stockholders; Waivers of Notice (Section 2.5). Paragraph (a) was updated in order to address how logistical information about adjourned meetings of stockholders may be provided to stockholders, in light of recent amendments to the DGCL.

•List of Stockholders (Section 2.6). This section was updated in order to remove a requirement that the list of stockholders be available during a meeting of stockholders, in light of recent amendments to the DGCL.

•Nomination of Directors and Proposal of Other Business (Section 2.12). Paragraph (a)(i) of this section was updated to remove an expired proviso. Paragraphs (a)(iii)(8) and (c)(vii) of this section were added in order to address matters arising under Rule 14a-19 under the Securities Exchange Act of 1934, as amended, which the SEC recently adopted in order to provide for the use of universal proxies. New paragraph (a)(iii)(8) provides that if a stockholder intends to solicit proxies in support of a nominee who is not a Company nominee then, as required by Rule 14a-19, the stockholder must confirm to the Company that it intends to solicit holders of at least 67% of the Company’s voting power. New paragraph (c)(vii) provides that if a stockholder is using a universal proxy to solicit votes for a nominee who is not a Company nominee, the nomination of such nominee will be disregarded unless such stockholder complies with the applicable requirements of Rule 14a-19.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.

3.02	By-laws of Loews Corporation, as amended and restated as of November 8, 2022.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: November 8, 2022	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel
and Secretary
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